UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2015

PRAXAIR, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or Other jurisdiction of incorporation)
1-11037	06-124-9050
(Commission File Number)	(IRS Employer Identification No.)
39 OLD RIDGEBURY ROAD, DANBURY, CT	06810-5113
(Address of principal executive offices)	(Zip Code)
(203) 837-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure.

On January 16, 2015, Praxair, Inc. issued a press release announcing an estimated charge to fourth quarter 2014 net income resulting from the adoption of the Venezuelan government’s SICAD II currency exchange system rate to translate the financial statements of its Venezuelan business. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.  Financial Statements and Exhibits.

            (d)           Exhibits. The following exhibit is furnished herewith pursuant to Item 7.01 hereof:

Exhibit No.	Description

99.1	Press Release dated January 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC.
Registrant

Date:	January 16, 2015	By:	/s/ Guillermo Bichara
Guillermo Bichara
Vice President, General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.                             Description

99.1                   Press release dated January 16, 2015